UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 15, 2022

SOLUNA HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-40261	14-1462255
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

325 Washington Avenue Extension Albany, New York	12205
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (518) 218-2550

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	SNLH	The Nasdaq Stock Market LLC
9.0% Series A Cumulative Perpetual Preferred Stock, par value $0.001 per share	SLNHP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition

On November 15, 2022, Soluna Holdings, Inc. (the “Company”), issued a press release and presentation announcing its financial and business highlights and site level financials for the fiscal quarter ended September 30, 2022. The press release and presentation are being furnished as Exhibits 99.1 and 99.2, respectively, to this Current Report on Form 8-K (this “Form 8-K”) and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by reference in such a filing.

Item 7.01 Regulation FD Disclosure

Reference is made to the disclosure in Item 2.02 of this Form 8-K, which disclosure is incorporated herein by reference. The Company undertakes no obligation to update, supplement or amend the materials attached hereto as Exhibits 99.1 and 99.2.

The information contained in this Form 8-K provided under Item 7.01 and Exhibits 99.1 and 99.2 attached hereto are being furnished to, and shall not be deemed filed with, the Securities and Exchange Commission (the “SEC”) or incorporated by reference into the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act of 1934.

Forward-Looking Statements

This Form 8-K and Exhibits 99.1 and 99.2 contain forward-looking statements. Forward-looking statements include, but are not limited to, statements that express the Company’s intentions, beliefs, expectations, strategies, predictions or any other statements related to the Company’s future activities, or future events or conditions. These statements are based on current expectations, estimates and projections about the Company’s business based, in part, on assumptions made by its management. These statements are not guarantees of future performances and involve risks, uncertainties and assumptions that are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in the forward-looking statements due to numerous factors, including those risks that may be included in documents that the Company files from time to time with the SEC. Any forward-looking statements speak only as of the date on which they are made, and the Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date of this Form 8-K, except as required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press release dated November 15, 2022
99.2	Soluna Holdings, Inc. September 30, 2022 Q3 Financial Results
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 15, 2022	SOLUNA HOLDINGS, INC.

	By:	/s/ Philip Patman, Jr.
Name: Philip Patman, Jr. Title: Chief Financial Officer

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